                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report                                              September 21, 1995


                           REEBOK INTERNATIONAL LTD.

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            (Exact name of registrant as specified in its charter)



         Massachusetts               1-9340              04-2678061

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       State of incorporation       (Commission          (IRS Employer
       or organization)             File Number)         Identification No.)


100 Technology Center Drive, Stoughton, MA     02072

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(Address of principal executive offices)     (Zip Code)



Registrant's telephone number:  (617) 341-5000

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                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
         ------------

         The attached Exhibit 12, Computation of Ratio of Earnings to Fixed Charges, is filed herewith to reflect computations of the pro forma ratio of earnings to fixed charges for the year ended December 31, 1994 and for the six months ended June 30, 1995, amending Exhibit 12 to the Company's Registration Statement on Form S-3 (No. 33-62301) filed with the Securities and Exchange Commission on September 1, 1995, which was declared effective on September 12, 1995.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REEBOK INTERNATIONAL LTD.



Date: September 21, 1995              By:       /s/ Kenneth I. Watchmaker
                                          -----------------------------------
                                          Title: Executive Vice President and
                                                  Chief Financial Officer